UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 30, 2025, VSee Health, Inc., a Delaware Corporation (the “Company”), held its annual meeting of stockholders for its fiscal year ended December 31, 2025 (the “Annual Meeting”). As of November 20, 2025, the record date for the Annual Meeting, there were 32,289,750 shares of common stock, par value $0.0001 per share (“Common Stock”), outstanding, which shares were entitled to an aggregate of 32,289,750 votes at the Annual Meeting and 1,788 shares of Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), which shares were entitled to 178,800 votes at the annual meeting. Holders of 11,539,193 shares of the Company’s capital stock entitled to vote were present in person or by proxy at the Annual Meeting, representing 35.74% of the total outstanding shares of capital stock entitled to vote, constituting a quorum pursuant to the Company’s bylaws, as amended. At the Annual Meeting, four proposals were submitted to the Company’s stockholders. A brief summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, and the proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 24, 2025, as supplemented on December 18, 2025 (the “Proxy Statement”). The voting results reported below are final.

Proposal 1: The Directors Proposal

The Company’s stockholders elected Dr. Milton Chen and Dr. Imoigele Aisiku as Class I members of the Company’s board of directors, each to hold office until the 2028 annual meeting of stockholders or until their respective successors shall have been duly elected or appointed and qualified, based upon the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Dr. Milton Chen	10,363,622	433,794	1,862	739,915
Dr. Imoigele Aisiku	10,271,832	434,687	92,759	739,915

Proposal 2: The Auditor Proposal

The Company’s stockholders ratified the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, based upon the following votes:

FOR	AGAINST	ABSTAIN
11,216,618	320,838	1,737

Proposal 3: The Incentive Plan Proposal

The Company’s stockholders approved the VSee Health Inc. 2025 Equity Incentive Plan, as detailed in the Proxy Statement, based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,536,835	1,259,406	3,037	739,915

Proposal 4: The Adjournment Proposal

The Company’s stockholders approved of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals, based upon the following votes:

FOR	AGAINST	ABSTAIN
10,954,998	580,848	3,347

This proposal was withdrawn because the Company’s stockholders approved and adopted each of the foregoing proposals, as noted above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2026	VSEE HEALTH, INC.

	By:	/s/ Milton Chen
	Name:	Milton Chen
	Title:	Co-Chief Executive Officer

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